UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

DATE OF REPORT (Date of Earliest Event Reported): December 9, 2003

Granite Broadcasting Corporation

(Exact name of registrant as specified in its charter)

Commission File No. 0-19728

Delaware	13-3458782
(State or other Jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

767 Third Avenue, 34th Floor New York, New York 10017 (212) 826-2530
(Address, including Zip Code, and Telephone Number, including Area Code of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report.)

Item 5.                 Other Events.

On December 9, 2003, Granite Broadcasting Corporation, a Delaware corporation (the “Company”), issued a press release announcing that it has agreed to sell $405 million of its 9-3/4% senior secured notes due 2010 in a private placement. The offering is expected to close on December 22, 2003.

In addition, the Company announced the commencement of a tender offer and consent solicitation with respect to its outstanding 8-7/8% senior subordinated notes due May 15, 2008.

A copy of the Company’s press release is attached hereto as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.                 Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                     Exhibits.

Exhibit No.	Description

99	Granite Broadcasting Corporation Press Release dated December 9, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE BROADCASTING CORPORATION

Dated: December 11, 2003	By:	/s/ Lawrence I. Wills
Lawrence I. Wills
Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

99	Granite Broadcasting Corporation Press Release dated December 9, 2003